This is filed pursuant to Rule 497(e).
File Nos. 33-120487 and 811-21673.

[LOGO]

                                       The AllianceBernstein Pooling Portfolios
                                     - AllianceBernstein Global Research Growth
-------------------------------------------------------------------------------

Supplement dated March 6, 2008 to the Prospectus dated December 31, 2007, of
The AllianceBernstein Pooling Portfolios that offers shares of AllianceBernstein Global Research Growth.

The AllianceBernstein Pooling Portfolios - AllianceBernstein Global Research Growth
--------------------------------------------------------------------------------

The following information replaces certain information with respect to the AllianceBernstein Global Research Growth Portfolio in the Prospectus under the heading "Management of the Portfolios - Portfolio Managers."

The management of, and investment decisions for, the Portfolio are made by the Global Research Growth Portfolio Oversight Group. Effective June 30, 2008, Mr. Norman M. Fidel will no longer be a member of the Global Research Growth Portfolio Oversight Group. Mr. Fidel will be replaced by Steven Nussbaum, M.D., who will be joining Mr. Eric Hewitt, Mr. Thomas A. Schmitt, Ms. Jane E. Schneirov, Mr. Francis X. Suozzo, Mr. Paul Vogel and Ms. Janet A. Walsh as the members of the Global Research Growth Portfolio Oversight Group with the most significant responsibility for the day-to-day management of the Portfolio. Dr. Nussbaum is a Senior Vice President and Research Analyst of the Adviser and has been associated with the Adviser in a substantially similar capacity to his current position since prior to 2003.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.


----------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


SK 00250 0073 860274